SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                      __________________________________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      June 20, 2000
                                                   ------------------------

                          Eagle Supply Group, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                  Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

      000-25423                                         13-3889248
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


      122 East 42nd Street, Suite 1116, New York, New York         10168
      ------------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code    (212) 986-6190
                                                   --------------------

         ____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
        -------------

        On June 20, 2000 the operating subsidiaries of Eagle Supply Group, Inc. ("Registrant") entered into an amended, restated and consolidated loan agreement (the "Credit Facility") with Fleet Capital Corporation ("Fleet").

        The amended agreement increased Registrant's credit facility by $5 million, to $44,975,000 from $39,975,000, and lowered the average interest rate by approximately one-half of one percent. Also, the inventory borrowing sub-limit under the amended agreement has been increased to $20 million from $15 million. Furthermore, up to $8 million in borrowing is available to make acquisitions.

        The Credit Facility bears interest as follows, (with the alternatives at Registrant's election):

        -  Equipment Term Note --    Libor (as defined) plus two percent,
                                     or Fleet's Prime Rate (as defined)
                                     plus one-half of one percent.

        -  Acquisition Term Note --  Libor plus two and three-fourth of one percent, or Fleet's Prime Rate
                                     plus three-fourths of one percent.

        -  Revolving Credit Loans -- Libor plus two percent or Fleet's
                                     Prime Rate.


Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

	(c)	Exhibits.  (Filed herewith)

	10.37	Amended, Restated and Consolidated Loan and Security
                Agreement (including Appendix A -- General Definitions)

	10.38	Amended, Restated and Consolidated Revolving Credit
                Note

	10.39	Amended, Restated and Consolidated Equipment Term Note

	10.40	Amended, Restated and Consolidated Acquisition Term
                Note

	10.41	Registrant's Press Release concerning the subject
                matter of its Report on Form 8-K, Event Date:  June 20,
                2000.


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                                  SIGNATURES
                                  ----------

        In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       EAGLE SUPPLY GROUP, INC.



Dated:  July 10, 2000                  By:  /s/ Douglas P. Fields
                                          -----------------------------------
                                          Douglas P. Fields,
                                          Chairman of the Board of Directors,
                                          Chief Executive Officer and a
                                          Director (Principal Executive
                                          Officer)


Dated:  July 10, 2000                  By:  /s/ Frederick M. Friedman
                                          -----------------------------------
                                          Frederick M. Friedman,
                                          Executive Vice President, Treasurer,
                                          Secretary and a Director (Principal
                                          Financial and Accounting Officer)




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